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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of AmeriServ Financial, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig
G. Ford, Chairman, President & CEO of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1). The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ CRAIG G. FORD
                                         ---------------------------------------
                                         Craig G. Ford
                                         Chairman, President & CEO
                                         March 12, 2004